                                                                 EXHIBIT 10.3(d)

                                                                    NON-ORIGINAL

                             No security interest in an Equipment Schedule may be created or perfected by possession of this copy.

CSI
--------------------------------------------------------------------------------
COMPUTER SALES INTERNATIONAL, INC.
9990 Old Olive Street Road, Suite 101
St. Louis, Missouri 63141
(314)997-7010

EQUIPMENT SCHEDULE NO. THREE DATED AS OF OCTOBER 9, 2002

LESSOR:                                         LESSEE:   INNOTRAC CORPORATION
                                                          6655 Sugarloaf Parkway
COMPUTER SALES INTERNATIONAL, INC.                        Duluth, Georgia 30097

Lessor and Lessee named above hereby agree that, except as modified or superseded by this Equipment Schedule or any Addenda hereto, all of the terms and conditions of the MASTER LEASE AGREEMENT NO. 172564 dated March 20, 2000, are hereby incorporated herein and made a part hereof:

1. EQUIPMENT:

----------------------------------------------------------------------------------------------------------
                             FEATURE                                                      MONTHLY
       MACHINE               (QUANTITY                                            NEW/    RENTAL
QTY    TYPE/MODEL            PER UNIT)      DESCRIPTION           SERIAL #        USED    PER UNIT
----------------------------------------------------------------------------------------------------------

A DETAILED LIST OF EQUIPMENT IS SET FORTH ON THE ATTACHED EXHIBIT "A" WHICH CONSISTS OF THREE (3) PAGES.
----------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION:             SEE ATTACHED EXHIBIT "A"
----------------------------------------------------------------------------------------------------------

2. Monthly Rental for all Units: $21,811.00
3. Initial Term: NOVEMBER 1, 2002 THROUGH OCTOBER 31, 2004; TWENTY-FOUR (24) MONTHS
4. Anticipated Installation Date: ALREADY INSTALLED AND ACCEPTED
5. Addendum One hereto is incorporated herein by this reference. [X] (check box if applicable)

6. A photocopy of this Equipment Schedule, and any exhibits or addenda hereto, may be filed as a precautionary Uniform Commercial Code Financing Statement to evidence Lessor's interest in the Equipment.

7. At Lessor's option, this Equipment Schedule shall not be effective unless signed by Lessee and returned to Lessor on or before OCTOBER 16, 2002.

COMPUTER SALES INTERNATIONAL, INC.           LESSEE: INNOTRAC CORPORATION

By: /s/ E. William Gillula                   By: /s/
   ----------------------------------           -------------------------------

Title: President & COO                       Title: CFO
      -------------------------------              ----------------------------

Date:  DEC 23, 2002                          Date:  10/15/02
     --------------------------------             -----------------------------

                                                 NON-ORIGINAL
                              No security Interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                   EXHIBIT "A"
                              INNOTRAC CORPORATION
                  EQUIPMENT SCHEDULE THREE, MASTER LEASE 172564

                                                                                                                     $21,811.00

                                                                                                                     MONTHLY
                                                                                                                     RENTAL
VENDOR     TYPE          MODEL         SERIAL NO.        FEATURE        ADDRESS                                      PER UNIT
-------------------------------------------------------------------------------------------------------------------------------
ADTRAN     ISU           512E          174584A                          6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $223.10
                                                         ATLAS 800      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         TSU LT         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         TSU LT         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
ADTRAN     ISU           512E          174584B                          6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 69.80
                                                         RPS            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         TSU LT         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         TSU LT         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
CISCO      3662          ROUTER        5JAB0414810K                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $439.67
                                                         NM-4T          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-4T          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-4T          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-8BU         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
CISCO      3662          ROUTER        5JAB041482S7                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $361.75
                                                         NM-4E          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-4E          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-4E          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         NM-8BU         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      6400R         3009CJP20004                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $425.56
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         512KPROC       6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         FAN            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         POWER SUPPLY   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SMART ARRAY    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      1850R         D001CNH1K284                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $258.12
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         24/40 DLT      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         PCI            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         POWER SUPPLY   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SMART ARRAY    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      1850R         D949CNH1K126                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 92.88
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      6400R         D950CJP2K369                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $488.35
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         512K PROC      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         512K PROC      6655 SUGARLOAF PARKWAY DULUTH, GA 30097


                                                                 Page No. 1 of 5

                                                 NON-ORIGINAL
                              No security Interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                                                                                                     MONTHLY
                                                                                                                     RENTAL
VENDOR     TYPE          MODEL         SERIAL NO.        FEATURE        ADDRESS                                      PER UNIT
-------------------------------------------------------------------------------------------------------------------------------
                                                         512K PROC      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         FAN            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         POWER SUPPLY   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SMART ARRAY    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      6400R         D950CJP2K419                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  425.56
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         512K PROC      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         FAN            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         POWER SUPPLY   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SMART ARRAY    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
COMPAQ     PROLIANT      6400R         DQ12CQW2K057     .               6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  384.30
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         18.2GB DRIVE   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         512K PROC      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9.1GB DRIVE    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         FAN            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         POWER SUPPLY   6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SMART ARRAY    6655 SUGARLOAF PARKWAY DULUTH, GA 30097
HP         J4120A        1600M         SGG945026234                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   18.58
HP         J4120A        1600M         SSG945026227                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   18.58
HP         J4120A        1600M         SSG945026231                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   18.58
HP         J4120A        1600M         SSG945026235                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   18.58
HP         J4120A        1600M         SSG945026236                     6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   25.33
MISC       16 PORT       CONSOLE MNGI  00420728                         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $   11.64
MISC       POWER         SWITCH        00317098                         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  117.38
SUN        A21UGE1A9P    C256CR        SFW00530315                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                       256MB MEM                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                       8GB HD                           6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A21UGE1A9P    C256CR        SFW00530327                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  117.38
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         8GB HD         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A21UGE1A9P    C256CR        SFW00530351                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  117.38
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         8GB HD         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A25           BA            S008H3CFF                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $1,492.56
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097


                                                                 Page No. 2 of 5

                                                 NON-ORIGINAL
                              No security Interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                                                                                                     MONTHLY
                                                                                                                     RENTAL
VENDOR     TYPE          MODEL         SERIAL NO.        FEATURE        ADDRESS                                      PER UNIT
-------------------------------------------------------------------------------------------------------------------------------
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6601A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7005A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9682A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X1033A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X1033A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X9690A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A25           BA            S012H38BB                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $2,254.46
                                                         1033A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1033A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2244A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6541A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6541A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6601A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9682A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         DLTTAPE        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         DLT TAPE       6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         DLTTAPE        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         DLTTAPE        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         DLTTAPE        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6063A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6063A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6079A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A26           AA-R          S001H3FD2                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  876.83
                                                         1032A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1033A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1194A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6286A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6286A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9683A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A26           AA-R          S011H3FCB                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  876.83


                                                                 Page No. 3 of 5

                                                 NON-ORIGINAL
                              No security Interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                                                                                                     MONTHLY
                                                                                                                     RENTAL
VENDOR     TYPE          MODEL         SERIAL NO.        FEATURE        ADDRESS                                      PER UNIT
-------------------------------------------------------------------------------------------------------------------------------
                                                         1032A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1033A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1194A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5234A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         5237A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6286A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         6286A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         7004A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9683A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        A33-ULD19S    256CQ         S014H293C                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  674.41
                                                         10K            6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9GB HD         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X1032A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         Xll95A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X5234A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X7043A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X7043A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        E6502         ENTERPRISE    S007H27D9                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $4,344.10
                                                         1059A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1059A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1065A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1065A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2602A-P84      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2622A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         3800A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         3800A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         954A           6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         954A           6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9620A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SGARY147A      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X3671A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X3837A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X3872A         6555 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X902A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X902A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        E6502         ENTERPRISE    S008H20BF                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $4,344.10
                                                         1059A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1059A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1065A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         1065A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2602A-P84      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         2622A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         3800A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         3800A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         954A           6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         954A           6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         9620A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         SGARY147A      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X3671A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X3837A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097


                                                                 Page No. 4 of 5

                                                 NON-ORIGINAL
                              No security Interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                                                                                                     MONTHLY
                                                                                                                     RENTAL
VENDOR     TYPE          MODEL         SERIAL NO.        FEATURE        ADDRESS                                      PER UNIT
-----------------------------------------------------------------------------------------------------------------------------
                                                         X3872A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X902A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X902A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        N06-UKC19S    256AT1        S008A0877                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $173.93
                                                         18GBHD         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6971A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6985A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        N06-UKC19S    256AT1        S008AODB1                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $173.93
                                                         18GB HD        6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6971A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6985A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        N06-UKC19S    256AT1        S008AOE13                        6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $173.93
                                                         18GBHD         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         256MB MEM      6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6971A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
                                                         X6985A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097
SUN        X7126A        17" CLR MNTR  S0003KW2858                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  6.94
SUN        X7126A        17" CLR MNTR  S0003KW2879                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $  6.94
SUN        X7135A        19" CLR MNTR  S0003LI1002                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 11.58
SUN        X7135A        19" CLR MNTR  S0005LI2769                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 11.58
SUN        X7135A        19" CLR MNTR  S0005LJ2773                      6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 11.58
SUN        E6500         SERVER        181384A           X2580A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $345.34
SUN        E6500         SERVER        181384A           X2580A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $345.34
SUN        E6500         SERVER        181384A           X2580A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $345.34
SUN        E6500         SERVER        181384A           X2580A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $345.34
SUN        E6500         SERVER        181384A           X2602A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $206.79
SUN        E6500         SERVER        181384A           X2602A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $206.79
SUN        E6500         SERVER        181384A           X7023A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $211.62
SUN        E6500         SERVER        181384A           X7023A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $211.62
SUN        E6500         SERVER        181384A           X7023A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $211.62
SUN        E6500         SERVER        181384A           X7023A         6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $211.62
SUN        E6500         SERVER        181384A           X954A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 42.39
SUN        E6500         SERVER        181384A           X954A          6655 SUGARLOAF PARKWAY DULUTH, GA 30097      $ 42.39


                                                                 Page No. 5 of 5

                             NON-ORIGINAL
                             No security interest in an Equipment Schedule may be created or perfected by possession of this copy.

                  ADDENDUM ONE TO EQUIPMENT SCHEDULE NO. THREE
                       MASTER LEASE AGREEMENT NO. 172564

         This Addendum One to "Equipment Schedule Three, Master Lease Agreement No. 172564" (the "Lease"), is dated as of October 9, 2002, and is entered into, by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and INNOTRAC CORPORATION ("Lessee").

         Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith and with respect to certain computer equipment (the "Equipment"), and in consideration of the mutual promises, covenants, and conditions in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflicts as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

         2. COMMENCEMENT DATE: The Equipment is installed at Lessee's location under Equipment Schedules One and Two to Master Lease Agreement No. 172564. Lessee unconditionally accepts the Equipment for lease under this Lease. The Initial Terms of Equipment Schedules One and Two are due to expire on September 30, 2003 and February 28, 2003, respectively. However, in consideration of Lessee's entering into this Lease, Lessor will terminate Lessee's rental obligations under Equipment Schedules One and Two effective October 31, 2002. Accordingly, the Commencement Date of the Equipment under this Lease is November 1, 2002.

         3.       SERIAL NUMBER SUBSTITUTION:

         a) As provided in section 9 of the Master Lease Agreement, Lessee may replace any Unit with an identical or improved specification machine (a "Substitute Unit") as a result of a warranty replacement or other mechanical defect, or a casualty loss situation. Lessee must notify Lessor of the replacement serial number and configuration of the Substitute Unit as required by section 9 of the Master Lease Agreement.

         b) In addition to the circumstances set forth in (a) above, upon expiration of the Initial Term, Lessee may choose to return desktop PC, laptop PC, or PC monitor units with serial numbers other than those listed in the Certificate of Acceptance only upon the following conditions: the Substitute Units must be (1) of an identical or improved configuration as the Units being replaced, (2) in the condition required by section 7 of the Master Lease Agreement, and (3) owned by Lessee. Lessee must give Lessor written notice of the serial numbers of the Substitute Units along with a detailed list of which serial numbers they are replacing prior to their return to Lessor or else Lessor may decline to accept Substitute Units. Lessee hereby represents and warrants to Lessor that, upon delivery of any Substitute Units to Lessor, Lessee will be the absolute owner of the Substitute Units; the Substitute Units will be free and clear of all liens, charges and encumbrances; and Lessee will have full right, power and authority to transfer to Lessor title to the Substitute Units.

                             NON-ORIGINAL
                             No security interest in an Equipment Schedule may be created or perfected by possession of this copy.


         4. FINANCING CONTINGENCY: Lessor's performance hereunder is conditioned upon Lessor obtaining a fixed-rate, non-recourse loan, using only the Equipment and the Lease as collateral. In the event Lessor cannot obtain such a loan within sixty (60) days after Lessor's receipt of signed lease documents from Lessee, then Lessor shall so notify Lessee and shall have no further obligations hereunder.

         5. CREDIT APPROVAL: Lessor's performance of its obligations under this Lease is conditioned upon Lessor's review and approval of Lessee's most current interim financial statement.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Equipment Schedule No. Three, Master Lease No. 172564, as of the date set forth below.


COMPUTER SALES INTERNATIONAL, INC.           INNOTRAC CORPORATION


By: /s/ E. William Gillula                   By: /s/
   --------------------------------             -------------------------------

Title: President & COO                       Title:    CFO
      -----------------------------                ----------------------------

Date:   DEC 23, 2002                         Date:     10/15/02
     ------------------------------               -----------------------------

                             NON-ORIGINAL
                             No security interest in an Equipment Schedule may be created or perfected by possession of this copy.

CSI
--------------------------------------------------------------------------------
COMPUTER SALES INTERNATIONAL, INC.
9990 Old Olive Street Road, Suite 101
St. Louis, Missouri 63141
(314) 997-7010

LESSEE:    INNOTRAC CORPORATION

STIPULATED LOSS VALUE SCHEDULE TO EQUIPMENT SCHEDULE NUMBER: THREE

MASTER LEASE AGREEMENT NUMBER: 172564

BASE VALUE: $492,278.00

-------------------------------------------------------------------------------------------------------
     MONTHLY                                             MONTHLY
    PAYMENTS             STIPULATED LOSS VALUE          PAYMENTS           STIPULATED LOSS VALUE
      MADE              (PERCENT OF BASE VALUE)           MADE            (PERCENT OF BASE VALUE)
-------------------------------------------------------------------------------------------------------
        0                       110.0%                     13                       90.1%
-------------------------------------------------------------------------------------------------------
        1                       108.5                      14                       88.6
-------------------------------------------------------------------------------------------------------
        2                       106.9                      15                       87.1
-------------------------------------------------------------------------------------------------------
        3                       105.4                      16                       85.6
-------------------------------------------------------------------------------------------------------
        4                       103.9                      17                       84.0
-------------------------------------------------------------------------------------------------------
        5                       102.4                      18                       82.5
-------------------------------------------------------------------------------------------------------
        6                       100.8                      19                       81.0
-------------------------------------------------------------------------------------------------------
        7                        99.3                      20                       79.4
-------------------------------------------------------------------------------------------------------
        8                        97.8                      21                       77.9
-------------------------------------------------------------------------------------------------------
        9                        96.3                      22                       76.4
-------------------------------------------------------------------------------------------------------
        10                       94.7                      23                       74.9
-------------------------------------------------------------------------------------------------------
        11                       93.2                    24 and                     73.3
                                                       thereafter
-------------------------------------------------------------------------------------------------------
        12                       91.7
-------------------------------------------------------------------------------------------------------

In the event of a loss of less than all of the Equipment listed on the above Equipment Schedule, the Stipulated Loss Value shall be allocated to the Units lost in the same proportion as the Monthly Rental per Unit for the lost Units bears to the Monthly Rental for all Units listed on the Equipment Schedule.


Initialed by Lessor: /s/
                    --------

             Lessee: /s/
                    --------


MFL/ATL